                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
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    Check the appropriate box:
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    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

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     and 0-11.
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
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

                       AXIOHM TRANSACTION SOLUTIONS, INC.

    To All Shareholders:

    The 1998 Annual Meeting of the Shareholders of Axiohm Transaction Solutions, Inc. (the "Company") will be held at the Sheraton Hotel West Tower on Harbor Island, San Diego, California 92101 on April 28, 1998 at 10:00 a.m., to act on the following matters:

    (1) To elect five persons to the Company's Board of Directors;

    (2) To amend the Company's 1992 Stock Plan to increase the number of shares of Common Stock available for issuance under the Plan by 500,000 shares;

    (3) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year; and

    (4) To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

    In accordance with the Company's Bylaws, the Board of Directors has fixed the close of business on March 2, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment(s) thereof. The stock transfer books will not be closed. Your attention is directed to the enclosed Proxy Statement setting forth information regarding the matters to be acted upon at the meeting. You are cordially invited to attend the meeting in person.

Dated: April 15, 1998

                                          By Order of the Board of Directors of
                                          AXIOHM TRANSACTION SOLUTIONS, INC.

                                          By: Janet W. Shanks, SECRETARY

                       AXIOHM TRANSACTION SOLUTIONS, INC.
            PROXY STATEMENT FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Axiohm Transaction Solutions, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on April 28, 1998 at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Hotel West Tower on Harbor Island, San Diego, California 92101. The Company's principal offices are located at 15070 Avenue of Science, San Diego, California 92128. The telephone number at that address is (619) 451-3485.

    These proxy solicitation materials were mailed on or about April 15, 1998 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

    Shareholders of record at the close of business on March 2, 1998 are entitled to notice of and to vote at the meeting. At the record date, 6,512,926 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at the Company's headquarters, located at 15070 Avenue of Science, San Diego, California 92128 (Attn: Corporate Secretary), a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

    The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax, telegram or express mail service.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

    An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to an employee of the Company who will serve as inspector of elections.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1998 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES AND VOTE REQUIRED

    A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

    The Board of Directors recommends the election of the nominees listed below. The names of the nominees, and certain information about them as of the record date, are set forth below.

NOMINEE
NAME OF NOMINEE                               AGE                     PRINCIPAL OCCUPATION                 DIRECTOR SINCE
----------------------------------------      ---      --------------------------------------------------  ---------------
Nicolas Dourassoff......................          43   Managing Director, ABN-AMRO Investissement                  1997

Patrick Dupuy...........................          45   Co-Chief Executive Officer of the Company                   1997

Gilles Gibier...........................          43   Co-Chief Executive Officer of the Company                   1997

William H. Gibbs........................          54   Private Investor                                            1985

Don M. Lyle.............................          58   Independent Consultant                                      1992

    Mr. Dupuy has served as a director and Co-Chairman of the Company since October 1997 and as Co-Chief Executive Officer of the Company since January 1998. Mr. Dupuy has been Chairman of Axiohm S.A., a French manufacturer of transaction printers and mechanisms which acquired the Company in 1997, since its purchase from Schlumberger Limited ("Schlumberger") by Axiohm S.A. management in 1988. Mr. Dupuy joined Schlumberger in 1984 as Marketing and Sales Manager for several Schlumberger divisions, including printer products and low voltage equipment. Prior to joining Schlumberger, Mr. Dupuy was employed as head of export sales for IER S.A., a world leader in airline ticket printers. Mr. Dupuy was elected to the Board of Directors pursuant to the Merger Agreement (as defined below). See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology, Inc. by Axiohm S.A."

    Mr. Gibier has served as a director and Co-Chairman of the Company since October 1997 and as Co-Chief Executive Officer of the Company since January 1998. Mr. Gibier has been a director of Axiohm S.A. since its purchase from Schlumberger by Axiohm S.A. management in 1988. Mr. Gibier joined Schlumberger in 1983. Mr. Gibier held various positions at Schlumberger, including Divisional General Manager in France, where he was responsible for divesting certain non-strategic operations, Manager of Internal Business Audit in the U.S., and Plant Manager of an energy meter plant in the United Kingdom. Mr. Gibier was elected to the Board of Directors pursuant to the Merger Agreement (as defined below). See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology, Inc. by Axiohm S.A."

    Mr. Dourassoff has served as a director of the Company since October 1997, and as a director of Axiohm S.A. since 1996. Mr. Dourassoff has agreed to become the Chief Executive Officer of the Company in May 1998. See "Executive Compensation--Employment Agreements." Mr. Dourassoff is currently a Managing Director of ABN AMRO Investissement, the investment subsidiary of ABN AMRO (a Dutch bank), a position he has held since June 1993. Prior to that, he had served as the Director of the Acquisition Financing Department of Banque De Neuflize, Schlumberger Mallet, a subsidiary of ABN AMRO, from January 1994 through June 1995. Mr. Dourassoff received his MBA from Groupe HEC (France) and his Bachelor of Science degree from the Ecole Nationale Superieure de Techniques Avancees (France) and holds an engineering degree from the French Naval Academy, where he graduated as an officer. Mr. Dourassoff was elected to the Board of Directors pursuant to the Merger Agreement (as defined below). See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology, Inc. by Axiohm S.A."

    Mr. Gibbs has served as a director of the Company since 1987. From November 1985 to January 1998 Mr. Gibbs served as President and Chief Executive Officer of the Company, and from March 1987 through October 1997 as Chairman of the Board of Directors of the Company.

    Mr. Lyle has been an independent consultant since 1983 to a number of technology-based companies in the United States, Europe and Japan. From 1984 through 1987, Mr. Lyle was President and Chief Executive Officer of Data Electronics, Inc. Mr. Lyle is also a director of Emulex Network Systems and The National Registry, Inc.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of seven meetings during 1997. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee.

    The Board of Directors has a Nominating Committee, an Audit Committee and a Compensation Committee.

    The Nominating Committee recommends new members for the Company's Board of Directors. The Committee consists of Patrick Dupuy and Gilles Gibier. Thus far, the functions of the Nominating

Committee have been performed by the Board of Directors. The Nominating Committee held no meetings in 1997.

    The Audit Committee recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal accounting controls. This Committee, currently consisting of Nicolas Dourassoff and Don M. Lyle, held one meeting during 1997.

    The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1992 Stock Plan and, to the extent necessary with respect to outstanding options, the Company's 1983 Incentive Stock Option Plan. This Committee, currently consisting of Patrick Dupuy, Gilles Gibier and Don M. Lyle, held one meeting during 1997.

COMPENSATION OF DIRECTORS

    RETAINER AND MEETING FEES

    All non-employee directors received a $6,000 annual retainer plus $1,250 for each Board of Directors meeting attended and for each committee meeting which did not occur on a regularly scheduled date.

    DIRECTOR WARRANT PLAN

    The Company has a Director Warrant Plan (the "Warrant Plan"), however, all warrants outstanding under the Warrant Plan were purchased from the directors in connection with the acquisition of the Company by Axiohm S.A., and no warrants were issued in 1997. The Company intends to terminate the Warrant Plan in 1998. See "Certain Relationships and Related Transactions--Treatment of Stock Options and Director Warrants."

    CO-CHAIRMEN AGREEMENTS

    The Company has entered into Co-Chairman Agreements with Messrs. Dupuy and Gibier. See "Executive Compensation--Employment Agreements."

VOTE REQUIRED

    If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a nominee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                   1992 STOCK PLAN TO INCREASE THE NUMBER OF
                        SHARES OF COMMON STOCK AVAILABLE
                         FOR ISSUANCE BY 500,000 SHARES

    The Company is seeking shareholder approval of an amendment to the 1992 Stock Plan to increase in the number of shares of Common Stock issuable under the 1992 Stock Plan by 500,000 shares.

    The Company's 1992 Stock Plan was adopted by the Board of Directors in February 1992 and approved by the shareholders at the 1992 Annual Meeting. To date, a total of 1,473,469 shares have been approved by the shareholders for issuance under the 1992 Stock Plan. In February 1998, the Board of Directors approved a further increase of 500,000 shares issuable under the 1992 Stock Plan, which, if approved by the shareholders, would increase the total shares reserved for issuance under the Plan since its inception to 1,973,469 shares. A summary of the 1992 Stock Plan is located in Appendix A to this Proxy Statement.

    The Board believes this increase is in the best interests of the Company for two principal reasons. First, the Board believes that the increase is necessary to enable the Company to continue to compete successfully with other companies to attract and retain valuable employees. Second, the Board believes that it is appropriate to have a substantial pool of options available for grant in connection with acquisitions that the Company may make from time to time. The ability to make such grants enhances the Company's ability to structure attractive offers to potential acquisition targets and their key personnel.

    As of March 2, 1998, options to purchase 223,988 shares of Common Stock were outstanding under the 1992 Stock Plan, 1,122,443 shares remained available for future option grants (subject to shareholder approval of the increase of 500,000 shares), and options to purchase 535,890 shares had been exercised. On March 2, 1998, the aggregate market value of the unexercised and outstanding options for shares of Common Stock under the 1992 Stock Plan was $6,030,154, based on a closing price of $13.250 on the Nasdaq National Market on that date.

INFORMATION REGARDING RECENT GRANTS

    The Company has not determined the number of stock options to be granted in the future to the Named Executive Officers (as defined in "Executive Compensation--Summary Compensation Table"), all current executive officers as a group, all current directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group. However, the Company has agreed to grant (i) 350,000 options to management and employees of the Company pursuant to an Agreement and Plan of Merger, and (ii) 120,000 options to Nicolas Dourassoff, who has agreed to become the Company's Chief Executive Officer. See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology by Axiohm S.A." and "Executive Compensation--Employment Agreements." The following table sets forth certain information with respect to stock option grants under the 1992 Stock Plan during the year ended December 31, 1997:

                             AMENDED PLAN BENEFITS

                                                                              NUMBER OF SHARES
                                                                                 SUBJECT TO          AGGREGATE
                                                                                   OPTIONS           EXERCISE
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                             GRANTED(#)          PRICE ($)
----------------------------------------------------------------------------  -----------------  -----------------
William H. Gibbs(1) ........................................................        200,000           3,100,000
  Chief Executive Officer
Walter S. Sobon ............................................................         80,000           1,240,000
  Chief Financial Officer
David T. Ledwell(1) ........................................................         50,000             775,000
  Executive Vice President--Transaction Products
All current executive officers as a group (5 persons).......................         80,000           1,240,000
All non-executive directors as a group (4 persons)..........................         --                 --
All other employees as a group..............................................         30,000             460,750

------------------------

(1) The employment of both Mr. Gibbs and Mr. Ledwell with the Company terminated in January 1998.

VOTE REQUIRED

    The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1992 Stock Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1992 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 500,000 SHARES.

                                 PROPOSAL NO. 3
                      RATIFICATION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee and subject to the ratification by the shareholders, the Board of Directors appointed KPMG Peat Marwick LLP, independent public auditors to serve for the fiscal year ending December 31, 1998.

    The Board of Directors recommends that the shareholders vote for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors to audit the financial statements for the Company for the year ending December 31, 1998. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

    The affirmative vote of a majority of the Votes Cast will be required to ratify KPMG Peat Marwick LLP as the Company's independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

    The following table shows the total compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in 1997 (together the "Named Executive Officers"), as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                                                    ---------------------------------------
                                                                                              AWARDS
                                             ANNUAL COMPENSATION                    --------------------------    PAYOUTS
                            ------------------------------------------------------   RESTRICTED                 -----------
                                                                   OTHER ANNUAL         STOCK      SECURITIES      LTIP
NAME AND PRINCIPAL                                                 COMPENSATION         AWARD      UNDERLYING     PAYOUTS
  POSITION                    YEAR      SALARY($)    BONUS($)           ($)            (S)($)      OPTIONS(#)       ($)
--------------------------  ---------  -----------  -----------  -----------------  -------------  -----------  -----------
William H. Gibbs(2) ......       1997   $ 349,973    $  75,000          --               --           200,000           --
  Chief Executive Officer        1996     285,000       44,599          --               --            --           --
                                 1995     274,998      155,000          --               --           150,000       --

David T. Ledwell(2) ......       1997   $ 123,973       --              --               --            50,000       --
  Executive Vice President       1996     132,981    $  35,000          --               --            --           --
  Transaction Products           1995     121,831       42,500          --               --            22,500       --

Malcolm Unsworth(3) ......       1997   $ 156,028    $  95,000          --               --            --           --

Walter S. Sobon(4) .......       1997   $ 119,407    $  37,500          --               --            80,000       --
  Chief Financial Officer

Bernard Patry(3) .........       1997   $ 110,664    $  65,083          --               --            --           --


                              ALL OTHER
NAME AND PRINCIPAL          COMPENSATION
  POSITION                     ($)(1)
--------------------------  -------------
William H. Gibbs(2) ......    $   1,966
  Chief Executive Officer         1,784
                                  1,510
David T. Ledwell(2) ......    $   1,456
  Executive Vice President          959
  Transaction Products              820
Malcolm Unsworth(3) ......       --
Walter S. Sobon(4) .......    $     300
  Chief Financial Officer
Bernard Patry(3) .........       --

------------------------

(1) Represents payments of insurance premiums on behalf of the Named Executive Officers.

(2) The employment of both Mr. Gibbs and Mr. Ledwell terminated with the Company in January 1998.

(3) Messrs. Unsworth and Patry joined the Company in September 1997. Represents payments made to Messrs. Unsworth and Patry in 1997 in their capacities as executive officers of the Company and, until joining the Company in September 1997, in their capacities as executive officers of Axiohm IPB, Inc. and Axiohm S.A., respectively. See "Certain Relationships and Related Transactions--Transactions in connection with the Acquisition of DH Technology, Inc. by Axiohm S.A."

(4) Mr. Sobon joined the Company in March 1997.

    The following tables set forth certain information for the Named Executive Officers with respect to exercises in 1997 of options to purchase Common Stock of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                            ----------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                              NUMBER OF                                                 AT ASSUMED ANNUAL RATES OF
                             SECURITIES       % OF TOTAL                                 STOCK PRICE APPRECIATION
                             UNDERLYING     OPTIONS GRANTED   EXERCISE OR                   FOR OPTION TERM(3)
                               OPTIONS      TO EMPLOYEES IN   BASE PRICE   EXPIRATION   --------------------------
NAME                        GRANTED(#)(1)   FISCAL YEAR(2)      ($/SH)        DATE         5%($)         10%($)
--------------------------  -------------  -----------------  -----------  -----------  ------------  ------------
William H. Gibbs..........      200,000            33.83%      $   15.50     3/28/05    $  1,480,000  $  3,546,000
David T. Ledwell..........       50,000             8.46%          15.50     3/28/05         370,000       886,500
Malcolm Unsworth..........      231,118(4)         39.10%           7.15    12/31/05       4,493,893     7,265,098
Walter S. Sobon...........       80,000            13.53%          15.50     3/4/05          592,040     1,418,048

------------------------

(1) Except where otherwise indicated, these options were granted pursuant to the 1992 Stock Plan. All options have eight year terms and vest at the rate of 25% of the total shares on each of the first four anniversaries of the date of grant, except for options granted to Mr. Gibbs which vest generally at a rate of 1/48 of the total shares each month from the date of grant.

(2) An aggregate of 591,118 options to purchase shares of Common Stock were granted to employees during 1997. Does not include options to purchase 231,118 shares of the Company's Common Stock granted to Mr. Unsworth in exchange for options to purchase shares of Axiohm S.A. See note 4 below.

(3) Potential realizable value is based on an assumption that the stock price of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the eight year option term. One share of stock purchased at $15.50 in 1997 would yield profits of $7.40 per share at 5% appreciation over eight years, or $17.73 per share at 10% appreciation over the same period. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission (the "SEC") and do not reflect the Company's estimate of future stock price.

(4) These options were granted to Mr. Unsworth in exchange for options to purchase shares of Common Stock of Axiohm S.A. pursuant to the Merger Agreement. 20% of these options were immediately exercisable on the date of grant, with 20% of the options vesting on January 1 of each year thereafter, commencing January 1, 1998. See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology, Inc. by Axiohm S.A."

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                           NUMBER OF                  VALUE OF
                                                     SECURITIES UNDERLYING          UNEXERCISED
                                                     UNEXERCISED OPTIONS AT     IN-THE-MONEY OPTIONS
                              SHARES       VALUE       FISCAL YEAR END(#)     AT FISCAL YEAR END(1)($)
                            ACQUIRED ON  REALIZED   ------------------------  ------------------------
NAME                        EXERCISE(#)     ($)     EXERCISABLE  UNEXERCISABLE EXERCISABLE UNEXERCISABLE
--------------------------  -----------  ---------  -----------  -----------  -----------  -----------
William H. Gibbs..........     624,578   9,667,240      35,416      237,506       73,176      255,485
David T. Ledwell..........      43,125     612,188      --           63,125       --           72,967
Walter S. Sobon...........      40,000     380,000      --           40,000       --           50,000
Malcolm Unsworth..........      --          --          46,223      184,895      443,740    1,774,992

------------------------

(1) Market value of underlying securities at year-end minus the exercise price multiplied by the number of shares.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Messrs. Dupuy and Gibier, Co-Chairmen of the Company, Mr. Sobon, Chief Financial Officer of the Company, and Mr. Dourassoff, who has agreed to become the Company's Chief Executive Officer in May 1998.

    The Co-Chairman Employment Agreement dated effective as of October 2, 1997 between the Company and Mr. Dupuy (the "Dupuy Agreement") provides that the Company will employ Mr. Dupuy, and Mr. Dupuy agrees, to serve as Co-Chairman of the Company and to oversee the Company's investment in certain of its foreign subsidiaries. Mr. Dupuy's compensation therefor is to be $80,000 per year (along with French social security taxes with respect thereto). The Dupuy Agreement may be terminated by either party on one year's notice.

    The Co-Chairman Employment Agreement dated effective as of October 2, 1997 between the Company and Mr. Gibier (the "Gibier Agreement") provides that the Company will employ Mr. Gibier, and Mr. Gibier agrees, to serve as Co-Chairman of the Company and to oversee the Company's investment in certain of its foreign subsidiaries. Mr. Gibier's compensation therefor is to be $80,000 per year (along with French social security taxes with respect thereto). The Gibier Agreement may be terminated by either party on one year's notice.

    The Employment Agreement with Mr. Sobon (the "Sobon Agreement") provides for Mr. Sobon to be employed as the Company's Chief Financial Officer at a base salary of no less than $160,000. Mr. Sobon is also eligible to receive a minimum target bonus of $50,000, to be awarded based on the Company's financial performance and is entitled to a car allowance and to participate in other employee benefit plans and programs available to the Company's other employees. The Sobon Agreement also contemplates that he will be granted an option to purchase a number of shares of the Company's Common Stock as determined by the Compensation Committee of the Board of Directors at an exercise price which shall be equal to the then fair market value of the Company's Common Stock. The option shall vest as to 50% of the shares 24 months following the grant date and as to an additional 25% of the shares each year thereafter. In the event Mr. Sobon's employment with the Company terminates in an Involuntary Termination (as defined in the Sobon Agreement), Mr. Sobon shall receive a lump sum severance payment equal to 12-months' compensation, except that (i) in the event that William H. Gibbs' (the Company's former President and Chief Executive Officer, who resigned from such positions effective January 10, 1998) employment is terminated in the first 12 months following August 21, 1997 and Mr. Sobon is terminated in the same 12-month period, Mr. Sobon shall receive a lump sum severance payment equal to 18-months' compensation and (ii) in the event that Mr. Gibbs' employment is terminated in the second 12 months following August 21, 1997 and Mr. Sobon is terminated in the same 12-month period, Mr. Sobon shall receive a lump sum severance payment equal to 15-months' compensation. In addition, in the event Mr. Sobon's employment is terminated as a result of an Involuntary Termination, disability or death, the vesting and exercisability of all outstanding stock options that were granted to Mr. Sobon prior to August 21, 1997 shall accelerate in full. The Sobon Agreement supersedes the employment arrangement between the Company and Mr. Sobon as set forth in a letter from the Company to Mr. Sobon dated September 20, 1996 and amended September 30, 1996.

    The Employment Agreement with Mr. Dourassoff (the "Dourassoff Agreement") provides for Mr. Dourassoff to be employed as Chief Executive Officer of the Company effective May 15, 1998 at a base salary of $200,000 during his first year of employment, and a base salary of not less than $250,000 for the second and succeeding years of employment. Mr. Dourassoff will also be eligible to receive a minimum target bonus of up to $75,000, to be awarded based on the Company's financial performance, and will be entitled to participate in other employee benefit plans and programs available to the Company's other employees. The Dourassoff Agreement also provides that, in the event that the Company employment terminates Mr. Dourassoff's employment without cause (as defined in the Dourassoff Agreement), Mr. Dourassoff shall receive a lump sum severance payment equal to one year's compensation if terminated in the first six months, nine months' salary if terminated in the second six months, and six months' salary if terminated thereafter. The Dourassoff Agreement provides that Mr. Dourassoff will be granted an option to purchase 120,000 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock. The option shall vest as to 25% of the shares each year commencing after the first 12 months of employment.

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors establishes the compensation plans and policies and the specific compensation levels for executive officers, and administers the Company's stock option plans.

COMPENSATION POLICIES

    The Compensation Committee reviews and approves the salaries of executive officers primarily by reference to data contained in the American Electronics Association (AEA) survey of executive compensation in the electronics industry. The Committee establishes base salaries that are within the range of salaries for persons holding positions of similar responsibility at comparably-sized technology companies. In addition, the Committee considers factors such as relative Company performance, the individual's past performance, his or her future potential and the individual's experience and ability as judged by the Committee.

    Annual bonuses for executive officers are primarily based on the achievement of performance targets set forth in the Company's operating plan for the year. The annual cash bonus for executive officers is based on four elements: (i) pretax profits in relation to the Company's operating plan; (ii) the operating results of the businesses or functions reporting to the executive, (iii) achievement of specific, measurable objectives related to the executive's area of responsibilities, and (iv) a factor based on subjective judgments of the executive's performance. Bonus payments to executive officers averaged approximately 27% of such officers' base salaries for 1997. The Committee believes this to be commensurate with overall performance against the objectives utilized in the executive bonus program.

    The Compensation Committee believes that stock options are an effective incentive device for attracting and retaining employees, and also serve to align the interests of the executive officers with those of the shareholders. In determining stock option grants, the Committee considers ranges of options granted to executives at various levels in other companies and the relationship of such grants to the number of vested options then held. While this data is somewhat imprecise, the Compensation Committee feels comfortable that the ranges are reasonable. All options are granted at the market price of the Common Stock on the date of grant. During 1997, the Compensation Committee granted no options to executive officers.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under the new legislation, the Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as shareholder approval). Based on the Company's current compensation plans and policies, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

Patrick Dupuy, Member          Gilles Gibier, Member                    Don M. Lyle, Member
of the Compensation Committee  of the Compensation Committee  of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Patrick Dupuy, Gilles Gibier and Don M. Lyle. Messrs. Dupuy and Gibier have served as Co-Chief Executive Officers of the Company since January 1998. Messrs. Dupuy and Gibier have been directors and shareholders of Axiohm S.A. and Dardel Technologies S.A. See "Certain Relationships and Related Transactions--Transactions in Connection with the Acquisition of DH Technology, Inc. by Axiohm S.A." and "Certain Relationships and Related Transactions-- Other Transactions."

    Mr. Lyle is a non-employee director with no interlocking relationships as defined by the Securities and Exchange Commission. In connection with the Acquisition of the Company by Axiohm S.A., the Company purchased from Mr. Lyle warrants to purchase 5,250 shares of the Company's Common Stock issued to Mr. Lyle under the Director Warrant Plan for a total purchase price of $8,531. See "See "Certain Relationships and Related Transactions--Treatment of Stock Options and Director Warrants."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS IN CONNECTION WITH THE ACQUISITION OF DH TECHNOLOGY, INC. BY AXIOHM
  S.A.

TREATMENT OF STOCK OPTIONS AND DIRECTOR WARRANTS

    On October 2, 1997 the Company completed a series of transactions with Axiohm S.A., a private French company ("Axiohm"), pursuant to an Agreement and Plan of Merger, dated July 14, 1997 among the Company, Axiohm and AX Acquisition Corporation, a California corporation ("Purchaser") and an indirect wholly-owned subsidiary of Axiohm (the "Merger Agreement"), pursuant to which Purchaser was merged with and into the Company (the "Merger"). Previously, on August 21, 1997, Purchaser had completed a cash tender offer (the "Tender Offer") for 7,000,000 shares of the Company's Common Stock at a price of $25 per share (the "Tender Offer Price"). Immediately following the Merger, the Company changed its name from DH Technology, Inc. to Axiohm Transaction Solutions, Inc.

    Pursuant to the Merger Agreement, upon completion of the Tender Offer, all Vested Company Options (as hereinafter defined), other than Company Options held by Mr. Gibbs, Mr. Sobon and Mr. Ledwell (the "Designated Optionees"), were canceled and each holder thereof was paid an amount in cash by the Company equal to the product of (i) the number of shares of Company Common Stock subject to Vested Company Options held by such holder and (ii) the Tender Offer Price minus the exercise price applicable to such Vested Company Options (the "Option Spread"), less applicable taxes. The Designated Optionees had the option to elect to be covered under the preceding sentence as to all or any portion of their Vested Company Options or to receive the Option Spread on a deferred basis over a period not to exceed seven years following the time of closing of the Merger (the "Merger Effective Time"), subject to earlier distribution upon termination of such individual's employment for any reason. Pursuant to the Merger Agreement, the Company also agreed to pay a tax subsidy payment on the Option Spread consisting of (i) a payment to reflect the federal and state tax rate differential between long-term capital gains and ordinary income and (ii) a payment to reimburse each optionee for taxes due as a result of the rate differential payment, provided that such tax subsidy payment is limited so as to avoid triggering the golden parachute excise tax under Sections 280G and 4999 of the Internal Revenue Code. For purposes of the foregoing, "Vested Company Options" means: (i) all stock options to purchase shares of Common Stock of the Company ("Company Options") that were exercisable as of the completion of the Tender Offer or that would have become exercisable through September 6, 1997;
(ii) one-half of all Company

Options granted to Mr. Sobon as of the date of the Merger Agreement; and (iii) all warrants outstanding under the Company's Director Warrant Plan (the "Director Warrants").

    Pursuant to the foregoing arrangements, the Company purchased Vested Company Options exercisable for 877,000 shares of Company Common Stock for an aggregate purchase price of $12.2 million. Of this total, the Company acquired 624,578 Vested Company Options from Mr. Gibbs for a total purchase price of $9,667,241; 40,000 Vested Company Options from Mr. Sobon for a total purchase price of $380,000; and 43,125 Vested Company Options from Mr. Ledwell for a total purchase price of $612,189. In addition, the Company purchased a total of 56,250 Director Warrants for an aggregate purchase price of $1,016,626. Of this total, the Company acquired 14,250 Director Warrants from William Bowers, a former director for a total purchase price of $88,406; 15,750 Director Warrants from Bruce Klaas for a total purchase price of $105,656; 5,250 Director Warrants from Mr. Lyle for a total purchase price of $8,531; and 21,000 Director Warrants from Mr. Ryan for a total purchase price of $187,031.

    Pursuant to the Merger Agreement, all Company Options other than Vested Company Options ("Unvested Company Options") remained outstanding and subject to the terms and conditions of the applicable option plan and option agreement, but were modified to provide for full vesting acceleration in the event the employee's employment is terminated (i) by the Company other than for cause, or
(ii) as the result of the employee's death or disability. Unvested Company Options held by Mr. Gibbs, Mr. Sobon and Mr. Ledwell were also modified to provide for acceleration upon a constructive termination of employment. See "Executive Compensation--Employment Agreements." In the event the Company engages in a transaction prior to April 1, 2001, as a result of which the Company's Common Stock is no longer registered under the Exchange Act, each holder of Unvested Company Options shall be entitled to receive from the Company a cash payment equal to the product of (i) the number of shares subject to Unvested Company Options held by such holder and (ii) the Offer Price minus the exercise price applicable to such Unvested Company Options, less applicable taxes. See "--Other Transactions."

EXCHANGE OFFER WITH AXIOHM S.A. SHAREHOLDERS

    Pursuant to the Merger Agreement, Purchaser entered into stock purchase agreements with each of the shareholders of Axiohm (the "Axiohm Holders") pursuant to which Purchaser acquired on October 2, 1997 all of the outstanding shares of capital stock of Axiohm for an aggregate purchase price of (i) 5,518,524 shares (the "Exchange Shares") of Company Common Stock (out of the total of 7,000,000 shares of the Company's Common Stock acquired by Purchaser in the Tender Offer) and (ii) $12.2 million in cash. Upon the closing of the Exchange, the following directors and executive officers of Axiohm received Exchange Shares and cash in the following amounts: Mr. Dupuy, 1,753,144 shares and $3,875,075 in cash (includes 1,632,284 shares and $3,607,925 in cash received by BV Instrumentenfabriek HM Smitt, an entity wholly owned by Mr. Dupuy, 120,726 shares and $266,850 in cash received by Marie Dupuy, Mr. Dupuy's wife and 90,540 shares and $200,250 in cash received by Mr. Dupuy's children); Mr. Gibier, 1,740,133 shares and $3,846,300 in cash (includes 1,639,528 shares and $3,623,925 in cash received by Van der Hoorn & Wouda BV, an entity wholly owned by Mr. Gibier and 100,605 shares and $222,375 in cash received by Carole Gibier, Mr. Gibier's daughter); Mr. Dourassoff, 16,768 shares and $37,063 in cash (includes 16,768 shares and $37,063 in cash received by SOMAFIN, an entity wholly owned by Mr. Dourassoff and Veronique Dourassoff, Mr. Dourassoff's wife, Mr. Unsworth, 134 shares and $300 in cash (does not include an option to purchase 231,118 shares of the Company's Common Stock which Mr. Unsworth received in exchange for an option to purchase shares of Axiohm S.A.); and Mr. Patry, 317,509 shares and $701,825 in cash (includes 115,092 shares and $254,400 in cash received by Marie-Pierre Patry, Mr. Patry's wife). The Merger Agreement provides that the Company (i) shall file a registration statement on Form S-3 with the Commission covering the resale of the Exchange Shares by the Axiohm S.A. Holders; (ii) shall cause such registration statement to be declared effective by the Commission as soon as possible thereafter; and (iii) shall keep such registration statement effective for a period of not less than two years. The Company currently expects to file this registration statement in May 1998.

TREATMENT OF AXIOHM S.A. STOCK OPTIONS

    Pursuant to the Merger Agreement, upon the closing of the Exchange, the Company caused the stock options to purchase 1,583 shares of the Common Stock of Axiohm S.A. held by Mr. Unsworth to be replaced with an option to purchase 231,118 shares of the Company's Common Stock at an exercise price of $7.15 per share (the "Replacement Option"). The Replacement Option granted to Mr. Unsworth contains such general provisions as are typically contained in Company Options and becomes exercisable as follows: 20% upon the closing date of the Exchange, and 20% on each of January 1, 1998, 1999, 2000 and 2001. The Company is obligated to register the shares of the Company's Common Stock issuable upon the exercise of the Replacement Option under the Securities Act.

GRANT OF ADDITIONAL STOCK OPTIONS

    The Merger Agreement contemplates that on a date within the first two quarters following consummation of the Merger, the Compensation Committee of the Board of Directors of the Company will grant stock options (the "New Options") to management and employees to purchase up to an aggregate of 350,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The New Options shall have a term of eight years and shall vest cumulatively as to 50% of the shares subject to the options on the second anniversary of the date of grant, 25% on the third anniversary and 25% on the fourth anniversary.

BOARD OF DIRECTORS COMPOSITION

    The Merger Agreement contemplates that immediately upon the purchase by Purchaser of the shares pursuant to the Tender Offer, the Company shall use all reasonable efforts to cause three individuals designated by Purchaser to be elected to the Board of Directors of the Company, and to cause two of such designees to be identified as Co-Chairmen of the Board of Directors. Pursuant to the foregoing, Messrs. Dupuy, Gibier and Dourassoff were elected to the Board of Directors in October 1997, and Messrs. Dupuy and Gibier were identified as Co-Chairmen of the Board of Directors.

OTHER TRANSACTIONS

    Dardel Technologies E.U.R.L. (formerly Dardel Technologies, S.A.) ("Dardel Technologies") is a French corporation, formerly wholly-owned by Mr. Dupuy and Mr. Gibier and now wholly owned by the Company as a result of the Transactions, that historically provided insurance services, legal services, management services (including the services of Mr. Dupuy and Mr. Gibier) and telecommunications services to its only two former subsidiaries, Axiohm and Dardel Measurement and Control International S.A. ("DMCI"). In 1995 and 1996, Axiohm paid fees to Dardel Technologies in the amount of $995,000 and $991,000, respectively, for services rendered to Axiohm S.A. In anticipation of the Axiohm Exchange, Dardel Technologies sold DMCI to Dardel Industries, a company owned by Mr. Dupuy and Mr. Gibier, and Dardel Technologies transferred all of its employees, assets and contracts to either Axiohm or Dardel Industries, depending on which company had historically received the benefit of such employees, assets or contracts. As a result, immediately following the Axiohm Exchange, the sole assets of Dardel Technologies consisted of 48% of the voting stock of Axiohm S.A. and cash to pay taxes.

    Prior to the Exchange, Dardel Technologies owned 48% of Axiohm and had no ownership interest in Dardel Industries.

    Mr. Dupuy and Mr. Gibier each owned 49.9% of Dardel Technologies before and after the transfer of employees, assets and contracts, including Dardel Technologies' 85.33% ownership interest in Dardel Measurement and Control International, from Dardel Technologies to Dardel Industries.

    In the Axiohm Exchange, Purchaser transferred shares of the Company (which it had acquired in the Tender Offer) and cash to the shareholders of Axiohm, and the shareholders of Axiohm transferred their shares of Axiohm to Purchaser. The only exception was with respect to Dardel Technologies, which owned 48% of Axiohm. Dardel Technologies did not transfer its shares of Axiohm but rather retained them. Instead, ownership of Dardel Technologies was transferred to AX Acquisition Corporation. Thus Purchaser obtained 100% ownership of Axiohm, 48% of that interest being held indirectly through the still extant Dardel Technologies.

    Pursuant to the Exchange, Dardel Technologies became wholly-owned by the Company and the only transactions between the Company and Dardel Industries (wholly-owned by Mr. Dupuy and Mr. Gibier) that are expected to continue will be as follows: (i) Axiohm S.A. will continue to sublease a portion of its 3,500 square feet of office space in Sevres to Dardel Industries on substantially the same terms and conditions that Axiohm pays to the independent third party landlord, pro rated based on the amount of space used by Dardel Industries; (ii) Dardel Industries will continue to render legal services to Axiohm at hourly rates that are equal to or less than those of outside counsel; and (iii) certain employees of the Company, namely Mr. Dupuy, Mr. Gibier and Mr. Andy Shih, will continue to serve as consultants to Dardel Industries. Mr. Dupuy and Mr. Gibier are paid salaries of $80,000 per annum by the Company and will continue to render management and other services to Dardel Industries. Mr. Shih, a shareholder of Axiohm and the sole employee of Axiohm Taiwan (a subsidiary of Axiohm S.A.), negotiates product sales and manufacturing arrangements for Axiohm Taiwan and Dardel Industries in Taiwan, Hong Kong and the People's Republic of China. In 1995 and 1996, Axiohm Taiwan incurred operating expenses (consisting of office space, traveling expenses and similar costs) of approximately $120,000 per year and paid Mr. Shih a salary of approximately $75,000 per year. Pursuant to an arrangement between Axiohm and Dardel Industries, Axiohm has historically billed Dardel Industries an amount equal to half of the costs of operating Axiohm Taiwan and half of Mr. Shih's salary. Mr. Shih will continue to serve as an employee of the Company and the Company will continue to bill Dardel Industries for half of the overhead of Axiohm Taiwan and half of Mr. Shih's salary. The Company does not believe that the continuing arrangements between Mr. Dupuy, Mr. Gibier, Mr. Shih, Axiohm Taiwan and Dardel Industries will have an adverse effect on the ability of Mr. Dupuy, Mr. Gibier or Mr. Shih to serve in their respective capacities with the Company.

    Axiohm believes that the terms of the transactions entered into between Axiohm and Dardel Technologies or Axiohm and Dardel Industries prior to the Exchange were on terms that were comparable to or better than could have been obtained from unrelated third parties and that the terms of the transactions that have been or are to be entered between Axiohm and Dardel Industries after the Exchange are or will be on terms comparable to or better than could be obtained from unrelated third parties. There are no contractual agreements between Axiohm and Dardel Industries that require either party to use the services of the other.

    SNC La Noire, which is owned by Mr. Dupuy, Mr. Gibier and Jean-Georges Huglin, the Chief Financial Officer of Axiohm, has historically provided and is expected to continue to provide real estate and office management services to Axiohm S.A. SNC La Noire owns the Montrouge facility and, prior to July 1997, Dardel Technologies was the primary tenant. Pursuant to this arrangement, Dardel Technologies subleased a portion of this space to Axiohm and Dardel Industries. In July 1997, SNC La Noire terminated the existing lease with Dardel Technologies and entered into separate leases with Axiohm and Dardel Industries. Following renovations that are scheduled to be completed in October 1997, Axiohm will lease approximately 26,000 square feet of space from SNC La Noire at the Montrouge facility at a cost of approximately $15 per square foot. Based on independent appraisals, Axiohm S.A. believes that the terms of the Montrouge lease is comparable to what Axiohm could have obtained from unrelated third parties.

    SNC La Noire also provides Axiohm with management services for the space leased at the Montrouge facility. In 1995 and 1996, Axiohm S.A. paid SNC La Noire $288,000 and $263,000, respectively, for such services. Axiohm believes that the terms of these transactions between Axiohm and SNC La Noire historically have been, and will continue to be, on terms that are comparable to or better than could have been obtained from unrelated third parties. The real estate management services agreements between

Axiohm and SNC La Noire are negotiated annually and can be terminated by either party upon three months' written notice.

    In 1996, Axiohm participated in cash pooling arrangement with Dardel Technologies that allowed each company to borrow or loan cash as considered necessary. At December 31, 1996, Axiohm had an outstanding loan to Dardel Technologies amounting to $1.8 million and bearing interest at 6.42%. This loan was repaid by Dardel Technologies in April 1997 and the cash pooling arrangement has since been terminated.

    On January 10, 1998, William H. Gibbs resigned his position as President and Chief Executive Officer of the Company, while remaining a member of the Company's Board of Directors. In connection with such resignation, Mr. Gibbs and the Company entered into a Resignation Agreement (the "Gibbs Resignation Agreement") and a Noncompetition and Mutual Release Agreement (the "Gibbs Noncompetition Agreement"), both dated January 10, 1998. Pursuant to the Gibbs Resignation Agreement, the Company paid Mr. Gibbs the amounts due and owing to him through the date of termination of his employment, including salary, bonus and benefits, as well as $1,524,873 in full satisfaction of all currently accrued tax payment obligations to Mr. Gibbs under the Option Cancellation Agreement dated August 10, 1997 (the "Gibbs Option Cancellation Agreement") and the termination obligations, if any, pursuant to the Employment Agreement between the Company and Mr. Gibbs dated July 14, 1997 (the "Gibbs Employment Agreement"). The Gibbs Resignation Agreement also provides that all outstanding options held by Mr. Gibbs were canceled without further consideration therefor, and that the Gibbs Resignation Agreement constitutes full and final satisfaction of all rights of Mr. Gibbs under the Gibbs Option Cancellation Agreement and the Gibbs Employment Agreement. The Gibbs Noncompetition Agreement provides, among other things, that the Company will pay Mr. Gibbs $1,350,000. In return, Mr. Gibbs has agreed for a period of two years not to compete with the Company. The Gibbs Noncompetition Agreement also contains a mutual release of all claims between the parties.

                              COMPANY PERFORMANCE

    The following graph shows a five-year comparison of cumulative total returns for the Company, the Nasdaq CRSP Total Return Index and the Nasdaq Computer Manufacturing Stock Index (both Nasdaq indices were prepared by the Center for Research in Securities Prices at the University of Chicago):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                   ASSUMES $100 INVESTED ON DECEMBER 31, 1992
                 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               AXIOHM TRANSACTION SOLUTIONS INC.          NASDAQ COMP. MFG        NASDAQ TOTAL RETURN
1992                                          $100.00                 $100.00                     $100.00
1993                                          $114.78                  $94.77                     $115.82
1994                                          $112.20                 $104.09                     $112.33
1995                                          $158.68                 $163.96                     $157.75
1996                                          $195.18                 $220.16                     $193.20
1997                                          $195.18                 $220.16                     $236.47

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Common Stock owned on March 2, 1998 (except as otherwise specified) by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) Named Executive Officers (as defined in "Executive Compensation Tables" under Proposal No. (1), and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.

                                                                AMOUNT AND NATURE
NAME AND ADDRESS OF                                               OF BENEFICIAL     PERCENTAGE
BENEFICIAL OWNER                                                   OWNERSHIP(1)        OWNER
--------------------------------------------------------------  ------------------  -----------
Patrick Dupuy.................................................        1,753,141           26.9%
c/o Axiohm Transaction Solutions, Inc.
15070 Avenue of Science
San Diego, California 92128
Gilles Gibier.................................................        1,740,133           26.7
c/o Axiohm Transaction Solutions, Inc.
15070 Avenue of Science
San Diego, California 92128
Royce & Associates, Inc.......................................          468,025(2)         5.9
1414 Avenue of the Americas
New York, New York 10019
Bernard Patry.................................................          317,510            4.9
Malcolm Unsworth..............................................           92,581(3)         1.4
David T. Ledwell..............................................           63,555(3)         1.0
Nicolas Dourassoff............................................           16,768(4)       *
Walter S. Sobon...............................................           10,000(3)       *
William H. Gibbs..............................................              572          *
Bruce G. Klaas................................................          --               *
Don M. Lyle...................................................          --               *
All officers and directors as a group (10 persons)............        3,994,260(5)        59.8

------------------------

*   Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2) Based on information on a Schedule 13G filed with the SEC February 5, 1998. Includes shares held of record by Royce & Associates, Inc. ("Royce") and Royce Management Company ("RMC"). Charles M. Royce may be deemed to be a controlling person of Royce and RMC, and as such may be deemed to beneficially own the shares held by Royce and RMC. Mr. Royce does not own any shares outside of Royce and RMC, and disclaims beneficial ownership of the shares held by Royce and RMC. Mr. Royce may be deemed to have sole voting and dispositive power over 468,025 shares; Royce may be deemed to have sole voting and dispositive power over 429,120 shares; and RMC may be deemed to have sole voting and dispositive power over 38,905 shares.

(3) Includes the following number of shares issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of March 3, 1997: Malcolm Unsworth: 92,477; David T. Ledwell: 63,125; and Walter S. Sobon: 10,000.

(4) Includes 16,768 shares held of record by SOMAFIN, an entity wholly and by Mr. Dourassoff and Veronique Dourassoff, Mr. Dourassoff's wife.

(5) Includes 165,572 shares issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of March 2, 1998.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

    It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                          The Board of Directors

                                          By: Janet W. Shanks, SECRETARY

Dated April 15, 1998

                                   APPENDIX A

SUMMARY OF THE 1992 STOCK PLAN

    The 1992 Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

    PURPOSE. The purpose of the 1992 Stock Plan is to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is effected through the granting of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Purchase Rights, and (iv) Long-Term Performance Awards.

    ELIGIBILITY. Officers, consultants and other employees of the Company and its subsidiaries whom the administrators deem to have the potential to contribute to the success of the Company are eligible to receive awards under the 1992 Stock Plan. The 1992 Stock Plan provides that Nonstatutory Stock Options, Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards may be granted to employees (including officers) and consultants of the Company or any parent or subsidiary of the Company. Incentive Stock Options may be granted only to employees (including officers) of the Company or any parent or subsidiary of the Company.

    ADMINISTRATION. With respect to grants of Stock Options, Stock Purchase Rights, Stock Appreciation Rights or Long-Term Performance Awards to employees or consultants who are also officers or directors of the Company, the 1992 Stock Plan is administered by (i) the Board of Directors of the Company if the Board of Directors may administer the 1992 Stock Plan in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary grant or award plan, or (ii) a committee designated by the Board of Directors to administer the 1992 Stock Plan, which committee is constituted in such a manner as to permit the plan (a) to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary grant or award plan, and (b) to satisfy the legal requirements relating to the administration of stock option plans under applicable securities laws, California corporate law and the Internal Revenue Code of 1986, as amended (the "Code"). With respect to grants of Stock Options, Stock Purchase Rights, Stock Appreciation Rights or Long-Term Performance Awards to employees or consultants who are neither officers nor directors of the Company, the 1992 Stock Plan is administered by (i) the Board of Directors, or
(ii) a committee designated by the Board of Directors, which committee is constituted in such a manner as to satisfy the legal requirements, if any, relating to the administration of stock option and equity incentive plans under applicable securities laws, California corporate law and the Code. If permitted by Rule 16b-3, the 1992 Stock Plan may be administered by different bodies with respect to directors who are employees, officers who are not directors, and employees who are neither directors nor officers.

    The administrators of the 1992 Stock Plan have full power to select, from among the approximately 1,600 officers, employees and consultants of the Company eligible for awards, the individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1992 Stock Plan. The interpretation and construction of any provision of the 1992 Stock Plan by the administrators shall be final and conclusive. The 1992 Stock Plan is currently administered by the Compensation Committee of the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1992 Stock Plan.

    RESERVED SHARES. The total number of shares of Common Stock reserved and available for distribution under the 1992 Stock Plan is 1,122,443 shares, subject to shareholder approval of the increase in shares available under the 1992 Stock Plan. The Company, during the term of the 1992 Stock Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the 1992 Stock Plan.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of shares under the 1992 Stock Plan, shall relieve the Company of any liability in respect of the non-issuance of such shares as to which such requisite authority shall not have been obtained.

    STOCK OPTIONS. The 1992 Stock Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs").

    The term of each option is fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing, on the date of such grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. When the fair market value of shares subject to ISOs first exercisable in one calendar year is greater than $100,000, the excess options shall be treated as NSOs. For these purposes, fair market value is determined on the date of grant, and all ISOs granted by the Company or its subsidiaries to an individual are aggregated. The administrators determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrators.

    OPTION PRICE. The option exercise price for each share covered by an ISO is not less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. In the case of ISOs granted to the owner of Common Stock possessing, on the date of such grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option exercise price for each share covered by such option is not less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The option exercise price for each share covered by an NSO will be determined by the administrators.

    FAIR MARKET VALUE. The fair market value of a share of Common Stock, as determined by the administrators of the 1992 Stock Plan, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the administrators deem reliable. Should the Common Stock of the Company be quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of Common Stock of the Company shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the administrators deem reliable. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the administrators.

    CONSIDERATION. The consideration to be paid for shares issued upon exercise of options granted under the 1992 Stock Plan, including the method of payment, shall be determined by the administrators (and, in the case of ISOs, determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been owned for at least six months, with a fair market value on the exercise date not greater than the exercise price, (5) the delivery of a properly executed notice together with such other documentation as the administrators and any broker approved by the Company, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods, or (7) such other consideration and methods as are permitted by applicable laws.

    GRANT LIMITS. The 1992 Stock Plan provides for two limitations on the number of shares which may be granted to any one participant. First, there is a $100,000 limit on the total market value of shares subject to all Incentive Stock Options which are granted by the Company or any parent or subsidiary of the Company to any employee which are exercisable for the first time in any one calendar year. Second, no employee may be granted an option to purchase more than 1,050,000 shares in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Internal Revenue Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options and stock appreciation rights.

    MISCELLANEOUS PROVISIONS. Under the 1992 Stock Plan, in the event of an optionee's termination of employment or consulting relationship for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as the administrators shall determine at the time of grant (not to exceed five years, or three months in the case of Incentive Stock Options), but only to the extent that the term of the option has not expired. However, if an optionee's employment or consulting relationship is terminated as a result of the optionee's permanent and total disability, the option is exercisable for such period of time following such termination not exceeding ten years as is determined by the administrators (not exceeding one year, with such termination being made at the time of the grant of the option in the case of an Incentive Stock Option), but only to the extent it was exercisable at the date of termination and to the extent that the term of the option has not expired. If an optionee's employment or consulting relationship is terminated by reason of the optionee's death, the option is exercisable by the optionee's estate or successor for ten years following death, but only to the extent it was exercisable at the date of death and to the extent that the term of the option has not expired.

    The administrators of the 1992 Stock Plan may at any time offer on behalf of the Company to buy out, for a payment in cash or shares of Common Stock of the Company, an option previously granted, based on such terms and conditions as the administrators shall establish and communicate to the optionee at the time that such offer is made; provided however, that buy-out offers made to Insiders (as defined below) may only be payable in cash. Any such cash offer made to an officer or director shall comply with all applicable provisions of Rule 16b-3, if any.

    All options granted under the 1992 Stock Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons who are subject to Section 16 of the Exchange Act are subject to any additional restrictions applicable to options granted to such persons in compliance with Rule 16b-3.

    STOCK APPRECIATION RIGHTS. The 1992 Stock Plan also permits the granting of nontransferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. A SAR granted in connection with an option shall entitle the optionee to exercise the SAR by surrendering to the Company the unexercised portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of the fair market value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related option over the exercise price of the Common Stock covered by the surrendered portion of the related option. Notwithstanding the foregoing, the administrators of the 1992 Stock Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR; provided, however, that such limits shall not restrict the exercisability of the related option. When a SAR granted in connection with an option is exercised, the related option, to the extent surrendered, shall cease to be exercisable. A SAR granted in connection with an option shall be exercisable until, and shall expire no later than, the date on which the related option ceases to be exercisable or expires. A SAR granted in connection with an option may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

    SARs may also be granted without related options. In such an event, the SAR entitles the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date of such exercise, over the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted. Notwithstanding the foregoing, the administrators of the 1992 Stock Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR. A SAR granted without a related option shall be exercisable, in whole or in part, at such time as the administrators shall specify in the recipient's SAR agreement.

    The Company's obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or any combination thereof, as the administrators may determine. Shares issued upon the exercise of a SAR shall be valued at their fair market value as of the date of exercise.

    SARs granted to persons who are subject to Section 16 of the Exchange Act are subject to any additional restrictions applicable to SARs granted to such persons to qualify under Rule 16b-3. As of the date of this proxy statement, no SARs have been granted under the 1992 Stock Plan.

    STOCK PURCHASE RIGHTS. The 1992 Stock Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the 1992 Stock Plan and/or cash awards made outside the Plan. Upon the granting of a Stock Purchase Right under the 1992 Stock Plan, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 30 days from the date upon which the administrators made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

    Unless the administrators of the 1992 Stock Plan determine otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the administrators may determine.

    Upon exercise of a Stock Purchase Right, the purchaser shall have rights equivalent to those of a shareholder of the Company. As of the date of this proxy statement no Stock Purchase Rights had been granted under the 1992 Stock Plan.

    LONG-TERM PERFORMANCE AWARDS. The 1992 Stock Plan also permits the granting of Long-Term Performance Awards. Such awards shall be based upon Company, subsidiary and/or individual performance over designated periods based on such performance factors or other criteria as the administrators deem appropriate. Performance objectives may vary from participant to participant, group to group, and period to period. Such awards shall be granted for no cash consideration.

    The administrators may adjust Long-Term Performance Awards as they deem necessary or appropriate in order to avoid windfalls or hardships or to compensate for changes in tax, accounting or legal rules.

    Long-Term Performance Awards will be payable in cash or Common Stock (including restricted stock). As of the date of this proxy statement, no Long-Term Incentive Awards have been granted under the 1992 Stock Plan except for a stock bonus aggregating 3,620 shares (10 shares to each employee) granted by the Company in 1993.

    NONTRANSFERABILITY OF OPTIONS, STOCK APPRECIATION RIGHTS, STOCK PURCHASE RIGHTS AND LONG-TERM PERFORMANCE AWARDS. Options, SARs, Stock Purchase Rights and Long-Term Performance Awards granted pursuant to the 1992 Stock Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

    ACCELERATION OF OPTIONS, STOCK APPRECIATION RIGHTS, STOCK PURCHASE RIGHTS AND LONG-TERM PERFORMANCE AWARDS. Subject to the 1992 Stock Plan's change in control provisions (see below), in the event of a sale of substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option, SAR, Stock Purchase Right and Long-Term Performance Award shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation does not agree to such assumption or substitution, the administrators shall, in lieu of such assumption or substitution, provide for the participant to have the right to exercise the option, SAR, Stock Purchase Right or Long-Term Performance Award as to all or a portion of the shares subject to such option, SAR, Stock Purchase Right or Long-Term Performance Award including shares as to which the option, SAR, Stock Purchase Right or Long-Term Performance Award would not otherwise be exercisable. If the administrators make options, SARs, Stock Purchase Rights and Long-Term Performance Awards fully exercisable in lieu of assumption or substitution, the administrators shall notify the participant that the option, SAR, Stock Purchase Right or Long-Term Performance Award shall be exercisable for a period of 15 days from the date of such notice and the option, SAR, Stock Purchase Right or Long-Term Performance Award will terminate upon the expiration of such period.

    CHANGE IN CONTROL PROVISIONS. The 1992 Stock Plan provides that in the event of a "Change in Control" of the Company (as defined below) the following acceleration and valuation provisions shall apply, except as otherwise determined by the Board of Directors in its discretion prior to the Change in
Control: (i) all stock options, SARs, Stock Purchase Rights and Long-Term Performance Awards granted under the 1992 Stock Plan, outstanding on the date such Change in Control is determined to have occurred, that are not yet exercisable and vested on such date, will become immediately vested and fully exercisable; (ii) to the extent they are exercisable and vested, all outstanding options, SARs, Stock Purchase Rights and Long-Term Performance Awards will be cashed out at the "Change in Control Price" (as defined below) reduced by the exercise price, if any, applicable to such options, SARs, Stock Purchase Rights or Long-Term Performance Awards. A "Change in Control" means the occurrence of
(i) the acquisition, directly or indirectly, by a person or entity (other than the Company, one of its subsidiaries, or a Company employee benefit plan or trustee thereof) of securities representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, or (ii) shareholder approval of the Company's merger or consolidation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or shareholder approval of an agreement for the sale or disposition of all or substantially all of the Company's assets, or (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (a) are directors of the Company as of the date the Plan is approved by the shareholders, or (b) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company), or a transaction requiring the approval of the shareholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation. The "Change in Control Price" shall be, as determined by the Board of Directors, (i) the highest closing sale price of a share of Common Stock as reported on any established stock exchange as appearing in The Wall Street Journal at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board of Directors, (ii) the highest price paid or offered per share of Common Stock, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company at any time within such 60-day period, or (iii) some lower price, as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1992 Stock Plan and the price per share covered by each outstanding option, SAR, Stock Purchase Right and Long-Term Performance Award. In the event of the proposed dissolution or liquidation of the Company, all outstanding options, SARs, Stock Purchase Rights, Long-Term Performance Awards and Stock Bonus Awards will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to options, SARs, Stock Purchase Rights and Long-Term Performance Awards under the 1992 Stock Plan in such event.

    AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend or discontinue the 1992 Stock Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any option, SAR, Stock Purchase Right or Long-Term Performance Award then outstanding under the 1992 Stock Plan, without the written consent of the participant. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the 1992 Stock Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the 1992 Stock Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award to the then current fair market value if the fair market value of the Common Stock covered by such option, right or award shall have declined since the date the option, right or award was granted.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following is a brief summary of the federal income tax consequences of transactions under the 1992 Stock Plan based on federal securities and income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

    Options granted under the 1992 Stock Plan may be either Incentive Stock Options, as defined in Section 422 of the Code, or Nonstatutory Stock Options.

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon sale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

    If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (a) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (b) the Company is entitled to a tax deduction in the same amount. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

    NONSTATUTORY STOCK OPTIONS. Except as noted below, with respect to Nonstatutory Stock Options, (a) no income is recognized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (c) at disposition, any gain (or loss) is treated as capital gain (or loss). In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

    STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options." See also "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

    STOCK PURCHASE RIGHTS. Stock Purchase Rights will generally be taxed in the same manner as Nonstatutory Options. However, restricted stock is usually purchased upon exercise of a Stock Purchase Right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

    LONG-TERM PERFORMANCE AWARDS. Generally, no income will be recognized by a recipient in connection with the grant of a Long-Term Performance Award, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant. Otherwise, at the time the Long-Term Performance Award vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the tax consequences discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount included in income will be subject to withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a Long-Term Performance Award.

    SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS AND RESTRICTED STOCK PURCHASERS. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase restricted stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain (or loss) beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

    CAPITAL GAIN. Generally, net capital gain on property held more than 18 months is taxed at a maximum rate of 20% and capital gain on property held more than one year and up to 18 months is taxed at a maximum rate of 28%. Capital losses are allowed in full against capital gains plus up to $3,000 of ordinary income.

                                     EXHIBIT A

                                 DH TECHNOLOGY, INC.

                                   1992 STOCK PLAN
                            As Amended September 22, 1995


          1. PURPOSE OF THE PLAN. The purpose of the DH Technology, Inc. 1992 Stock Plan is to enable DH Technology, Inc. to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

          (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under applicable securities laws, California corporate law and the Code.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

          (f)  "COMMON STOCK" means the Common Stock of the Company.

          (g)  "COMPANY" means DH Technology, Inc., a California corporation.

          (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; PROVIDED, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j)  "DIRECTOR" means a member of the Board.

          (k)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "LONG-TERM PERFORMANCE AWARD" means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

          (q) "LONG-TERM PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

          (r) "NONSTATUTORY STOCK OPTION" means any Option that is not an Incentive Stock Option.

          (s) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

          (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (u)  "OPTION" means a stock option granted pursuant to the Plan.

          (v) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (w) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (x) "OPTIONED STOCK" means the Common Stock subject to an Option or Right.

          (y) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option or Right.

          (z) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa) "PLAN" means this 1992 Stock Plan.

          (bb) "RESTRICTED STOCK" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

          (cc) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (dd) "RIGHT" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

          (ee) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

          (ff) "SAR" means a stock appreciation right granted pursuant to
Section 7 of the Plan.

          (gg) "SAR AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

          (hh) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (ii) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Notice of Grant.

          (jj) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. ELIGIBILITY. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

     4. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 1,473,469 Shares. Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

     5.   ADMINISTRATION.

          (a)  COMPOSITION OF ADMINISTRATOR.

               (i)    MULTIPLE ADMINISTRATIVE BODIES.  If permitted by
Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

               (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

               (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv) GENERAL. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

               (iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii)  to construe and interpret the terms of the Plan;

               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

               (x)    to reduce the exercise price of any Option or Right;

               (xi) to modify or amend each Option or Right (subject to Section 13 of the Plan);

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

               (xiii) to institute an Option Exchange Program;

               (xiv) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

               (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

     6. DURATION OF THE PLAN. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

     7.   OPTIONS AND SARS.

          (a) OPTIONS. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

               (i) EXERCISE PRICE; NUMBER OF SHARES. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; PROVIDED, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below.

               The Notice of Grant shall specify the number of Shares to which it pertains.

               (ii) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. Any such period is referred to herein as the "waiting period." At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

               (iii) FORM OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                      (1)     cash;

                      (2)     check;

                      (3)     promissory note;

                      (4) other Shares which (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                      (6) any combination of the foregoing methods of payment; or

                      (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

               (iv) SPECIAL INCENTIVE STOCK OPTION PROVISIONS. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                      (1) DOLLAR LIMITATION. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                      (2) 10% SHAREHOLDER. If any Optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                              (a)  The per Share Option price of Shares subject
to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                              (b)  The Option shall not have a term in excess of
five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

               (v) OTHER PROVISIONS. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

               (vi) BUY-OUT PROVISIONS. The Administrator may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made; provided, however, that buy-out offers made to Insiders may only be payable in cash. Any such cash offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3, if any.

          (b)  SARS.

               (i) IN CONNECTION WITH OPTIONS. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                      (1) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over
(2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; PROVIDED, however, that such limit shall not restrict the exercisability of the related Option.

                      (2) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

                      (3) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                      (4) An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

               (ii) INDEPENDENT OF OPTIONS. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                      (1) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; PROVIDED, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                      (2) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

               (iii) FORM OF PAYMENT. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

          (c)  METHOD OF EXERCISE.

               (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive
Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

               (ii) RULE 16B-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (iii) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed five (5) years (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

               (iv) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within such period of time following the date of termination due to Disability not exceeding ten (10) years as is determined by the Administrator (with such determination being made at the time of grant of the Option in the case of an Incentive Stock Option and not exceeding one (1) year), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or

SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

               (v) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within ten (10) years following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

          (d) OPTION AND SAR LIMITATION. The following limitation shall apply to grants of Options and SARs under the Plan:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options and SARs under the Plan to purchase more than 1,050,000 Shares.

               (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

               (iii) If an Option or SAR is cancelled (other than in connection with a transaction described in Section 11), the cancelled Option or SAR shall be counted against the limits set forth in Section 7(d)(i). For this purpose, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

     8.   STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) RULE 16B-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

          (e) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

     9.   LONG-TERM PERFORMANCE AWARDS.

          (a) ADMINISTRATION. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

          At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

          (b) ADJUSTMENT OF AWARDS. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

     10. NON-TRANSFERABILITY OF OPTIONS AND RIGHTS. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

               (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

               (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested

(including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

          (e) DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 11, a "Change in Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
(A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          (f) CHANGE IN CONTROL PRICE. For purposes of this Section 11, "Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     12. DATE OF GRANT. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.

          (a) ABILITY TO USE STOCK TO SATISFY WITHHOLDING. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 14. When an Optionee incurs tax liability in connection with the award, vesting or exercise of an Option or Right, which tax liability is subject to tax withholding under applicable tax laws (including federal, state and local laws), the Optionee may satisfy the withholding tax obligation (up to an amount calculated by applying such Optionee's maximum marginal tax rate) by electing to have the Company withhold from the Shares to be issued upon award, vesting or exercise of the Option or Right that number of Shares, or by delivering to the Company that number of previously owned Shares, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered, as the case may be, shall be determined on the date that the amount of tax to be withheld is determined (the "Tax Date").

          (b) ELECTION TO HAVE STOCK WITHHELD. All elections by an Optionee to have Shares withheld or to deliver previously owned Shares pursuant to this
Section 14 shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date;

               (ii) all elections shall be subject to the consent or disapproval of the Administrator; and

               (iii) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) SECTION 83(B) ELECTIONS. In the event that (i) an election to have Shares withheld is made by an Optionee, (ii) no election is filed under
Section 83(b) of the Code by such Optionee and (iii) the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right has been awarded, has vested or has been exercised, as the case may be, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.  LIABILITY OF COMPANY.

          (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13(b) of the Plan.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                      PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!


                      ANNUAL MEETING OF SHAREHOLDERS
                    AXIOHM TRANSACTION SOLUTIONS, INC.


                             APRIL 28, 1998


             PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
------------------------------------------------------------------------------

A  /X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                     FOR           WITHHELD
1.  ELECTION OF DIRECTORS            / /             / /


For all nominees except as noted below:


---------------------------------------


NOMINEES:

Nicolas Dourussoff
Patrick Dupuy
Gilles Gibier
William H. Gibbs
Don M. Lyle


                                                    FOR     AGAINST    ABSTAIN
2.  PROPOSAL TO AMEND THE COMPANY'S 1992 STOCK      / /       / /        / /
    PLAN TO INCREASE THE NUMBER OF SHARES OF
    COMMON STOCK AVAILABLE FOR ISSUANCE UNDER
    THE PLAN BY 500,000 SHARES.

                                                    FOR     AGAINST    ABSTAIN
3.  PROPOSAL TO APPROVE THE APPOINTMENT OF          / /       / /        / /
    KPMG PEAT MARWICK LLP AS INDEPENDENT
    AUDITORS OF THE CORPORATION.

                                                    FOR     AGAINST    ABSTAIN
4.  IN THEIR DISCRETION THE PROXYHOLDERS ARE        / /       / /        / /
    AUTHORIZED TO VOTE UPON SUCH OTHER
    BUSINESS AS MAY PROPERLY COME BEFORE THE
    MEETING OR ANY ADJOURNMENT(S) THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW      / /

WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AS SAID PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE:________________________________ DATE:___________

SIGNATURE:________________________________ DATE:___________

NOTE: (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as a community property, both should sign).